Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TerraForm Power, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter Blackmore, Chairman of the Board and Interim Chief Executive Officer, and Rebecca J. Cranna, Executive Vice President and Chief Financial Officer, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2017

By:	/s/ PETER BLACKMORE
Name:	Peter Blackmore
Title:	Chairman of the Board and Interim Chief Executive Officer

Date: February 23, 2017

By:	/s/ REBECCA J. CRANNA
Name:	Rebecca J. Cranna
Title:	Executive Vice President and Chief Financial Officer